MANAGED MUNICIPALS PORTFOLIO INC.
                             388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           --------------------------
                        TO BE HELD ON SEPTEMBER 13, 1995
                           --------------------------


To the Shareholders of Managed Municipals Portfolio Inc.:


     Notice is hereby given that the Annual Meeting of Shareholders of Managed Municipals Portfolio Inc. (the "Portfolio") will be held at the offices of Smith Barney, 388 Greenwich Street, 22nd Floor, New York, New York at 10:00 a.m. on September 13, 1995 for the following purposes:


     1.   To elect six (6) Directors of the Portfolio (PROPOSAL 1);

     2. To ratify the selection of KPMG Peat Marwick LLP as the independent accountants of the Portfolio for the current fiscal year of the Portfolio (PROPOSAL 2);

     3. To consider and vote upon such other matters as may come before said meeting or any adjournment thereof.

     The close of business on July 17, 1995 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.


                       By Order of the Board of Directors


                                           Christina T. Sydor
August 9, 1995                             Secretary




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  YOUR  VOTE IS  IMPORTANT  REGARDLESS  OF THE  SIZE OF YOUR  HOLDINGS  IN THE
  PORTFOLIO. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Portfolio involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                                  Valid Signature
-----------                                                   --------------

Corporate Accounts
(1) ABC Corp. ......................................    ABC Corp.
(2) ABC Corp. ......................................    John Doe, Treasurer
(3) ABC Corp.
     c/o John Doe, Treasurer .......................    John Doe
(4) ABC Corp. Profit Sharing Plan ..................    John Doe, Trustee

Trust Accounts
(1) ABC Trust ......................................    Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
     u/t/d 12/28/78 ...............................     Jane B. Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust.
     f/b/o John B. Smith, Jr. UGMA ................     John B. Smith
(2) John B. Smith .................................     John B. Smith, Executor

                       MANAGED MUNICIPALS PORTFOLIO INC.
                             388 GREENWICH STREET
                           NEW YORK, NEW YORK 10013

                        ------------------------------
                        ANNUAL MEETING OF SHAREHOLDERS

                              SEPTEMBER 13, 1995
                        ------------------------------

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Managed Municipals Portfolio Inc. (the "Portfolio") for use at the Annual Meeting of Shareholders of the Portfolio to be held on September 13, 1995, at the offices of Smith Barney, 388 Greenwich
Street, 22nd Floor, New York, New York and at any adjournments thereof (the "Meeting"). A Notice of Meeting of Shareholders and a proxy card accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph, or personal interview conducted by officers of the Portfolio and officers and regular employees of Smith Barney Mutual Funds Management Inc. ("SBMFM"), the Portfolio's investment adviser and administrator and The Shareholder Services Group, Inc., a subsidiary of First Data Corporation ("TSSG"), the Portfolio's transfer agent. The cost of solicitations and the expense incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Portfolio. The Portfolio will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares. This Proxy Statement is first being mailed to shareholder on or about August 9, 1995.

     If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares of the capital stock of the Portfolio ("Shares") represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the matters listed in the accompanying Notice of Annual Meeting of Shareholders. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the broker or nominees do not have discretionary power) will be treated as Shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.

     In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of the Shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Under the Portfolio's By-laws, a quorum is constituted by the presence or by proxy of the holders of a majority of the outstanding Shares entitled to vote at the Meeting.

     The close of business on July 17, 1995 has been fixed as the record date of the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

     The  Portfolio has one class of common stock which has a par value of
$.01 per share (the "Common Stock"). On July 17, 1995, there were 34,498,420 shares of the Common Stock outstanding. Each shareholder is entitled to one vote for each Share held and a proportionate fraction of a vote for any fractional Share held.

     As of the Record Date, to the knowledge of the Portfolio and its Board, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities and Exchange Act of 1934 (the "Exchange Act")), except set forth below, beneficially owned more than 5% of the outstanding Shares of the Portfolio. As of the Record Date, Cede & Co., a nominee partnership of the Depository Trust Company, held 33,551,160 Shares, or 99% of the Portfolio's Shares. Of the Shares held by Cede and Co., Smith Barney held of record
28,751,139 Shares, or 84% of the Portfolio's Shares, for which it has discretionary and non-discretionary authority. As of the Record Date, the officers and Board Members of the Portfolio as a group beneficially owned less than 1% of the Shares of the Portfolio.

     In order that a shareholder's Shares may be represented at the Meeting, shareholders are required to allow sufficient time for their proxies to be received on or before 9:00 a.m. on September 13, 1995.

     Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy by the shareholders of the Portfolio voting on the matter. Proposal 2 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy by the shareholders of the Portfolio voting on the matter.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     The first  proposal to be  considered at the Meeting is the election of six
(6) Directors of the Portfolio.

     Under the terms of the Portfolio's Charter, the holders of Common Stock, are to elect six Directors of the Portfolio. Charles Barber, Robert A. Frankel, Martin Brody, Dwight B. Crane, Heath B. McLendon and Allen J. Bloostein have previosuly served as Directors. Each nominee has consented to serve as a Director if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

     Set forth below are the names of the nominees for re-election to the Portfolio's Board of Directors, together with certain other information:

                                                              Number Of The
                                                              Portfolio's Common
 Name, Age, Principal Occupation          Served as           Stock Beneficially
 and Other Business Experience During     a Director          Owned As Of
 The Past Five Years                    Since   Class         July 17, 1995
-------------------------------------   -----  -------        ------------------
Charles Barber (76)                      1992  Common
Consultant; formerly Chairman of
the Board, ASARCO Incorporated

Allan J. Bloostein (64)                  1992  Common
Consultant, formerly Vice Chairman
of the Board of May Department
Stores Company; Director of
Crystals Brands, Inc. Melville
Corp., R.G. Barry Corp. and
Hechinger Co.

Martin Brody (72)                        1992  Common
Vice Chairman of the Board of
Directors of Restaurant Associates
Corp.; Director of Jaclyn, Inc. an
apparel manufacturer

Dwight B. Crane (56)                     1992  Common              450
Harvard Business School
Soldiers Field Road
Boston, MA 02163

Robert A. Frankel (68)                   1992  Common              200
102 Grand Street
Croton-on-Hudson, New York
10520

                                                              Number Of The
                                                              Portfolio's Common
 Name, Age, Principal Occupation          Served as           Stock Beneficially
 and Other Business Experience During     a Director          Owned As Of
 The Past Five Years                    Since   Class         July 17, 1995
-------------------------------------   -----  -------        ------------------
Heath B. McLendon* (62)                  1992  Common              626
388 Greenwich Street, 22nd Floor
New York, New York 10013
Managing Director of Smith Barney
Inc., Chairman of Smith Barney
Strategy Advisers Inc. and
President SBMFM; prior to July
1993, Senior Executive Vice
President of Shearson Lehman
Brothers Inc., Vice Chairman of
Asset Management Division of
Shearson Lehman Brothers Inc.,
Director of PanAgora Asset
Management, Inc. and PanAgora Asset
Management Limited

----------

 * Interested person of the Portfolio as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

** For this purpose, "beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act"). This information as to beneficial ownership is based upon information furnished to the Portfolio by Directors.


     Section 16(a) of the Exchange Act requires the Portfolio's officers and directors and persons who beneficially own more than ten percent of the Portfolio's Common Stock, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange, Inc. and the Portfolio. Based solely upon its review of the copies of such forms received by it and representations from certain such persons, the Portfolio believes that during its fiscal year ended May 31, 1995, all filing requirements applicable to such persons were complied with.

     The names of the principal officers of the Portfolio, with the exception of Mr.McLendon are listed in the table below together with certain additional information. Mr. McLendon was elected Chairman of the Board in 1992. Each of the officers of the Portfolio will hold such office until a successor is voted upon by the Board of Directors.

                                 Position             Principal Occupations
                                (Year First       and Other Affiliations During
        Name                     Elected)             The Past Five Years
        ----                     --------             -------------------

Jessica M. Bibliowicz,        President (1995)    Executive  Vice  President  of
age 35                                            Smith  Barney  Inc.;  prior to
                                                  1994,  Director  of Sales  and
                                                  Marketing    for    Prudential
                                                  Mutual  Funds;  prior  to
                                                  1991,  First  Vice  President,
                                                  Asset  Management  Division of
                                                  Shearson Lehman Brothers Inc.

Joseph P. Deane,              Vice President      Managing  Director  of  SBMFM;
age 39                        and Investment      prior to July  1993,  Managing
                              Officer (1993)      Director  of  Shearson  Lehman
                                                  Advisors.

Lewis E. Daidone,             Senior Vice Presi-  Chief    Financial    Officer,
age 37                        dent; Managing      Director   and   Senior   Vice
                              Director of Smith   President of SBMFM.
                              Barney Inc.;
                              and Treasurer
                              (1994)

Christina T. Sydor,           Secretary (1994)    Managing   Director  of  Smith
age 44                                            Barney Inc.;  General  Counsel
                                                  and Secretary of SBMFM.


     The principal business address of Ms. Bibliowicz, Mr. Deane, Mr. Daidone and Ms. Sydor is 388 Greenwich Street, New York, New York 10013. None of the executive officers of the Portfolio owns any shares of the Portfolio.

     No officer, director or employee of the Portfolio's investment adviser or administrator receives any compensation from the Portfolio for serving as an officer or director of the Portfolio. The Portfolio pays each Director who is not a director, officer or employee of the Portfolio's investment adviser or administrator a fee of $5,000 per year plus $500 per regular meeting. The Portfolio also reimburses each Director actual out of pocket expenses relating to attendance at meeting. The aggregate remuneration and expenses paid by the Portfolio to such Directors during the fiscal year ended May 31, 1995 amounted to $41,250.

                                                                    Number of
                                                                 Portfolios for
                                                   Total         which Director
                              Total            Compensation      Serves Within
                          Compensation        from Portfolio       Portfolio
  Name of Person         from Portfolio          Complex            Complex
  --------------         --------------          -------            -------

Charles Barber               $9,750              $ 40,500              6
Martin Brody                 $8,000              $111,675             20
Dwight Crane                 $7,500              $125,975             24
Allan Bloostein              $8,000              $ 79,000             10
Robert Frankel               $8,000              $ 75,850              8
Heath B. McLendon              --                   --                41

     During the fiscal year ended May 31, 1995 the Directors of the Portfolio met 5 times. Each Director attended at least 75% of the meetings held during the period they were in office. The Portfolio's Audit Committee is comprised of those Directors who are not "interested persons" of the Portfolio as defined in the 1940 Act. The Audit Committee is responsible for recommending the selection of the Portfolio's independent accountants and reviewing all audits as well as non-audit accounting services performed for the Portfolio. During the fiscal year ended May 31, 1995 the Audit Committee met three times. All of the Audit Committee members attended the meetings.

     Election of the listed nominees for Director will require the affirmative vote of the holders of a majority of the shares of the Common Stock.

THE BOARD OF THE PORTFOLIO, INCLUDING ALL THE INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

PROPOSAL 2:  TO RATIFY THE SELECTION OF KMPG PEAT MARWICK LLP AS THE INDEPENDENT
             ACCOUNTANTS FOR THE PORTFOLIO FOR THE CURRENT FISCAL YEAR

     The second proposal to be considered at the Meeting is the ratification of the selection of KMPG Peat Marwick LLP ("Peat Marwick") as the independent public accountants for the Portfolio for the fiscal year ending May 31, 1996.

     Coopers & Lybrand L.L.P. ("Coopers & Lybrand") served as the Portfolio's independent public accountants for the fiscal year ended May 31, 1995. On May 24, 1995, based upon recommendation of the Audit Committee of the Portfolio's Board of Directors, and in accordance with Section 32 of the 1940 Act, and the rules thereunder, the Board voted to appoint Peat Marwick as the Portfolio's independent accountants for the fiscal year ending May 31, 1996.

     During the  Portfolio's two most recent fiscal years ended May 31, 1994 and

1995, Coopers & Lybrand's report on the Portfolio's financial statements contained no adverse opinion or disclaimer or opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the same period, there were no disagreements with Coopers & Lybrand on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Coopers & Lybrand, would have caused it to make reference to the subject matter of the disagreement in connection with its report. During this period, there have been no "reportable events" as such term is described in Item 304(a)(1)(v) of Regulation S-K with respect to Coopers & Lybrand.

     During the Portfolio's two most recent fiscal years ended May 31, 1994 and 1995, the Portfolio has not consulted with Peat Marwick on items which (i) concerned the application of accounting principals to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Portfolio's financial statements or (ii) concerned the subject matter of a disagreement or reportable event with Coopers & Lybrand.

     The Portfolio has requested Coopers & Lybrand to furnish it with a letter addressed to the Securities and Exchange Commission stating whether Coopers & Lybrand agrees with the statements contained in the paragraphs above. If the Portfolio receives a written request from any shareholder at least five (5) days prior to the Meeting stating that the shareholder will be present in person at the Meeting and desires to ask questions of Coopers & Lybrand and Peat Marwick, the Portfolio will arrange to have representatives of each present at the Meeting to respond to appropriate questions.

                                  REQUIRED VOTE

     Ratification of the selection of Peat Marwick as independent accountants requires the affirmative vote of the majority of the votes cast at the Meeting in person or by proxy.


THE BOARD OF DIRECTORS, INCLUDING ALL OF THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Directors do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named as proxies in the accompanying form of proxy will vote thereon in accordance with their judgment.

                    SHAREHOLDER'S REQUEST FOR SPECIAL MEETING

     Shareholders entitled to cast at least 25% of all votes entitled to be cast at a meeting may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Director of the Portfolio. Meetings of shareholders for any other purpose also shall be called by the Chairman of the Board, the President or the Secretary of the Portfolio when requested in writing by shareholders entitled to cast at least 25% of all votes entitled to be cast at the Meeting.

                      SUBMISSION OF SHAREHOLDERS PROPOSALS

     All proposals by shareholders of the Portfolio which are intended to be presented at the Portfolio's next Annual Meeting of Shareholders to be held in 1996 must be received by the Portfolio for consideration for inclusion in the Portfolio's proxy statement and proxy relating to that meeting no later than April 10, 1996.

August 9, 1995


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE AND SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.